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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-61383 on Form S-3 and 333-34109, 333-34139, 333-62267 and 333-22637 on Form S-8.

                                          /S/ ARTHUR ANDERSEN LLP

Orlando, Florida,
  March 29, 1999